         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

       VOID AFTER 5:00 P.M. NEW YORK TIME, ON NOVEMBER 5, 2007. OPTION TO PURCHASE 1,200,000 SHARES OF COMMON STOCK.

LJ- 1                                                         November 6, 1997

                      OPTION TO PURCHASE SHARES OF COMMON
                 STOCK OF INKINE PHARMACEUTICAL COMPANY, INC.

         This certifies that Leonard S. Jacob or any subsequent holder of this Option (the "Holder"), for value received, is entitled, subject to the adjustment and to the other terms set forth below, to purchase from InKine Pharmaceutical Company, Inc. (f/k/a Panax Pharmaceutical Company Ltd.), a New York corporation (the "Company"), One Million Two Hundred Thousand (1,200,000) fully paid and nonassessable shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") at a price of $0.61 per share (the "Exercise Price"). This Option shall be exercisable at any time on or after the date first noted above, (the "Commencement Date") but not later than 5:00 p.m. (New York Time) on the Expiration Date (as defined below). The Exercise Price and, in some cases, the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Option. This Option and all rights hereunder, to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date. "Expiration Date" means 5:00 pm (New York time) on November 5, 2007. In the event that the Holder does not exercise this Option pursuant to the terms of this Option, then this Option shall expire, be cancelled, and be null and void.

This Option is subject to the following terms and conditions:

1.       Exercise; Issuance of Certificates; Payment for Shares; Conversion
         Right.

         1.1 Duration of Exercise of Option. This Option is exercisable at the option of the Holder at any time or from time to time but not earlier than on the Commencement Date or later than 5:00 p.m. (New York Time) on the Expiration Date for all or a portion of the shares of Common Stock which may be purchased hereunder (the "Option Shares"). This Option may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, with the Subscription Agreement attached hereto duly completed and executed and, unless the Conversion Right in Section 1.2 is exercised, upon payment of the Exercise Price for the number of Option Shares for which this Option is being exercised determined in accordance with the provisions hereof. The Company agrees that the Option Shares shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company or its transfer agent at the Company's expense within a reasonable time after the rights represented by this Option have been exercised, but not later than seven (7) days from the date of such exercise. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. If, upon exercise of this Option, fewer than all of the Option Shares evidenced by this Option are purchased prior to the Expiration Date of this Option, one or more new Options substantially in the form of, and on the terms in, this Option will be issued for the remaining number of shares of Common Stock not purchased upon exercise of this Option. Upon receipt by the Company of this Option at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

         1.2 Conversion Right. At any time during the term of this Option, the Holder may, at its option, convert this Option, in whole or in part (a "Conversion Right"), into the number of shares of Common Stock determined in accordance with this Section 1.2, by surrendering this Option at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice, in the form attached, stating such Holder's intent to effect such Conversion Right, the number of Option Shares to be exchanged and the date on which the Holder requests that such Conversion Right occur (the "Notice of Conversion"). The Conversion Right shall take place on the date specified in the Notice of Conversion or, if later, the date the Notice of Conversion is received by the Company (the "Conversion Date"). Certificates for the shares issuable upon such Conversion Right and, if applicable, a new Option of like tenor evidencing the balance of the shares remaining subject to this Option, shall be issued as of the Conversion Date and delivered to the Holder within seven (7) days following the Conversion Date. In connection with any Conversion Right, this Option shall represent the right to subscribe for and acquire the number of Option Shares equal to (i) the number of Option Shares specified by the Holder in its Notice of Conversion (the "Conversion Amount") less (ii) the number of Option Shares equal to the quotient obtained by dividing (a) the product of the Conversion Amount and the then current Exercise Price by (b) the then current Market Price (as defined below) of a share of Common Stock.

                    "Market Price" shall mean: (i) if there is a ready public market of registered stock, the Market Price shall be the "Stock Price" (as defined below) obtained by taking the average over a period of thirty (30) consecutive trading days ending on the second trading day prior to the date of determination; and (ii) if there is no ready public market, Market Price shall be the higher of the last bona fide sale made by the Company and the fair market value of the Common Stock as determined by the Board of Directors in its good faith judgment.

                    "Stock Price" shall mean: (i) the last sales price, on each such trading day, of a share of Common Stock, or if no such sale takes place on any such trading day, the mean of the highest bid and lowest asked prices therefor on any such trading day, in each case as officially reported on all national securities exchanges on which the Common Stock is then listed or admitted to trading or as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange or in the over-the-counter market, as reported by NASDAQ, the closing price of the Common Stock on such date, or (iii) if the Common Stock is not then quoted by NASDAQ, the mean between the highest and lowest bid prices reported by market makers and dealers for the Common Stock listed as such by the National Quotation Bureau, Incorporated, or any similar successor organization, or (iv) if there is no ready public market, then the Stock Price shall be the Market Price.


2.       Shares to Be Fully Paid; Reservation of Shares.

         The Company covenants and agrees that all Option Shares shall, upon issuance and payment therefor, if any, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company covenants that it will reserve and keep available a sufficient number of shares of its authorized but unissued Common Stock for such exercise. The Company will take all such reasonable action as may be necessary to assure that such Option Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Nasdaq SmallCap Market or any other domestic securities exchange or automated quotation system upon which the Common Stock may be listed.

3.       Adjustment of Exercise Price and Number of Shares.

         The Exercise Price and, in some cases, the number of shares purchasable upon the exercise of this Option shall be subject to adjustment from time to time upon the occurrence of certain events described in this
Section 3.

         3.1 Split or Combination of Common Stock and Stock Dividend. In case the Company shall at any time subdivide, redivide, recapitalize, split or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or declaration shall be proportionately reduced, and the number of Option Shares issuable upon exercise of this Option shall be proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of Option Shares issuable upon exercise of this Option shall be proportionately reduced.

         3.2      (Intentionally left blank)

         3.3 Notice of Adjustment. Promptly after adjustment of the Exercise Price or any increase or decrease in the number of shares purchasable upon the exercise of this Option, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Option at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's Chairman or President and shall state the effective date of the adjustment and the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         3.4      Notices.   If at any time:

                  (a) the Company shall declare any cash dividend upon its Common Stock;

                  (b) the Company shall declare any dividend upon its Common Stock payable in securities (other than a dividend payable solely in shares of Common Stock) or make any special dividend or other distribution to the holders of its Common Stock;

                  (c) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, return receipt requested, postage prepaid, addressed to the registered Holder of this Option at the address of such Holder as shown on the books of the Company, (i) at least thirty (30) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such dissolution, liquidation or winding-up; (ii) at least ten (10) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, and (iii) in the case of any such reorganization, reclassification, consolidation; merger, sale, dissolution, liquidation or winding-up, at least thirty (30) days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend, distribution or option rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with clause (iii) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. If the registered Holder of this Option does not exercise this Option prior to the occurrence of an event described above, except as provided in Sections 3.1 and 3.5, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Common Stock in such event. Notwithstanding anything herein to the contrary, if and to the extent the Holder chooses to exercise this Option within the ten (10) day period following receipt of the notice specified in clause (ii) above, the Holder may elect to pay the aggregate Exercise Price by delivering to the Company cash or a cashier's check in the amount of the aggregate par value of the shares of Common Stock to be purchased and the Holder's full recourse promissory note in the amount of the balance of the aggregate Exercise Price, which promissory note shall be payable to the order of the Company in a single sum on the 30th day following the date of receipt of such notice and shall bear interest at the lowest applicable federal short term rate (using monthly compounding) as established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, or any successor provision; provided, however, that if the Holder elects to deliver such a promissory note to the Company, the Holder will pledge to the Company all Common Stock issued in connection with the exercise of this Option, and the Company shall retain possession of the certificates evidencing such Common Stock, until such time as the Note is paid in full.

         3.5 Changes in Common Stock. In case at any time following the Commencement Date hereof, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that the Holder, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive, and this Option shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which such Holder would actually have been entitled as a stockholder upon the consummation of the Transaction if such Holder had exercised such Option immediately prior thereto. The provisions of this Section 3.5 shall similarly apply to successive Transactions.

4.       Issue Tax.

         The issuance of certificates for shares of Common Stock upon the exercise of this Option shall be made without charge to the Holder of this Option for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of this Option.

5.       No Voting or Dividend Rights; Limitation of Liability.

         Nothing contained in this Option shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Exercise Price pursuant to Section 3.1 in the event of a dividend on the Common Stock payable in shares of Common Stock, no dividends or interest shall be payable or accrued in respect of this Option or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Option shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

6. Restrictions on Transferability of Securities; Compliance With Securities
   Act.

         6.1 Restrictions on Transferability. This Option and the Option Shares (the "Securities") shall not be transferable in the absence of registration under the Securities Act of 1933, as amended (the "Securities Act") or an applicable exemption from registration thereunder.

         6.2 Restrictive Legend. Each certificate representing the Option Shares or any other securities issued in respect of the Option Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

         6.3 Information. At all times until the Expiration Date, the Company will provide the Holder of this Option with such information and take such other actions as may be required in connection with the sale of the Option Shares (A) to comply with the requirements for the exemption from the registration requirements of the Securities Act and (B) to qualify such securities for sale, or to comply with the requirements for an exemption from such qualification, under the applicable securities laws of the state in which the Holder resides. Delivery shall be deemed to have occurred at such times as provided for notices pursuant to Section 9 hereafter.

         6.4 Extension of Expiration Date. In the event that the Company fails at any time to comply with the provisions of Section 6.3 hereof, then the Expiration Date shall be extended until a date which is not less than thirty
(30) days after the Company shall have first complied with the provisions of
Section 6.3, provided, however, that the Expiration Date shall not occur until the Company has been in compliance with the requirements of Section 6.3 for a continuous period of not less than thirty (30) days.

7.       Registration Rights.

         The Company shall, upon request of Holder, include in a Registration Statement on Form S-8 or other appropriate Form of Registration Statement Holder's interests herein and the right to sell any Option Shares issued upon exercise of this Option (but the Company shall not be required to include same in that certain "Shelf Registration Statement" as that term is defined in the Company's Amended and Restated Confidential Private Placement memorandum dated October 27, 1997, as amended or supplemented).

8.       Modification and Waiver.

         This Option and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

9.       Notices.

         Except as otherwise provided herein, any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered personally or by nationally recognized overnight courier service or sent by registered or certified mail, return receipt requested, to such Holder at its address as shown on the books of the Company or to the Company at its principal office. Notices delivered personally shall be effective upon receipt, notices sent by overnight courier service shall be deemed to have been received one (1) day after deposit with such courier and notices sent by United States mail shall be deemed to have been received three (3) days after deposit with the U.S. Postal Service.

10.      Descriptive Headings and Governing Law.

         The descriptive headings of the several sections and paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option. This Option shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York without giving effect to conflict of laws. The parties hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York County and the federal courts located in the Southern District of New York, with respect to any action or legal proceeding commenced by either party with respect to this Agreement. Each party irrevocably waives any objection it now has or hereafter may have respecting the venue of any such action or proceeding or the inconvenience of such forum, and each party consents to the service of process in any such action or proceeding in the manner set forth for the delivery of notices herein.

11.      Lost Options or Stock Certificate.

         The Company represents and Options to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Option or stock certificate and, in the case of any such loss, theft or destruction, and if requested, upon receipt of an indemnity bond reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Option or stock certificate, the Company at its expense will make and deliver a new Option or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Option or stock certificate.

12.      Fractional Shares.

         No fractional shares shall be issued upon exercise of this Option. The Company shall, in lieu of issuing any fractional share pay the Holder entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company.

         IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officer, thereunto duly authorized as of this 6th day of November, 1997.



                                    INKINE PHARMACEUTICAL COMPANY, INC.
                                    (f/k/a Panax Pharmaceutical Company Ltd.)


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:

                               SUBSCRIPTION FORM

                    To Be Executed by the Registered Holder
                         in Order to Exercise Options


[DATE]

InKine Pharmaceutical Company, Inc.
425 Park Avenue
New York, New York 10022

Attention:

         The undersigned, the holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, ________ shares of Common Stock, par value $.0001 per share (the "Common Stock") of InKine Pharmaceutical Company, Inc. (f/k/a Panax Pharmaceutical Company Ltd.) and, subject to the following paragraph, herewith makes payment of ___________ Dollars ($_______ ) therefor and requests that the certificates for such shares be issued in the name of, and delivered to,______________________ whose address is ____________________________, and if such number of shares of Common Stock shall not represent all of the shares of Common Stock which may be exercised pursuant to the Option, a new Option for the balance of such shares of Common Stock shall be registered in the name of, and delivered to, the Registered Holder at the address set forth below.

         The undersigned does/does not (circle one) request the exercise of the within Option pursuant to the Conversion Right set forth in Section 1.2) of the Option.

         If the exercise of this Option is not covered by a registration statement effective under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned represents that it is acquiring such Common Stock for investment for its own account, not as nominee or agent, and not with a view to the distribution thereof and the undersigned has not signed or otherwise arranged for the selling, granting any participation in, or otherwise distributing the same.



DATED:
                                            ----------------------------------

                                                      Signature



(Address)


NOTE: The above signature should correspond exactly with the name as written on the face of the attached Option.

                        CONVERSION RIGHT EXERCISE FORM

                    To Be Executed by the Registered Holder
                   in Order to Exercise the Conversion Right

         The undersigned hereby irrevocably elects to surrender its Option for such shares of Common Stock pursuant to the Conversion Right of the within Option, as provided for in Section 1.2 of such Option.

 Please issue a certificate or certificates for such Common Stock in the name of


            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER


                   -----------------------------------------

                   -----------------------------------------

                   -----------------------------------------
                    [please print or type name and address]

and deliver to



                   -----------------------------------------

                   -----------------------------------------

                   -----------------------------------------
                    [please print or type name and address]


and if such number of Options shall not be all the Options evidenced by the attached Option a new Option for the balance of such Options shall be registered in the name of, and delivered to, the Registered Holder at the address stated below.

Dated:                                          X
       -------------------------                 -----------------------------

                                                 -----------------------------

                                                 -----------------------------
                                                 Address

                                                 ------------------------------
                                                 Taxpayer Identification Number

NOTE: The above signature should correspond exactly with the name as written on the face of the attached Option.

                                  ASSIGNMENT

                    To Be Executed by the Registered Holder
                          in Order to Assign Options


FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto


           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER



                   -----------------------------------------

                   -----------------------------------------

                   -----------------------------------------
                    [please print or type name and address]


_________________________ of the Options represented by the attached Option, and hereby irrevocably constitutes and appoints _____________________________ _______________________________ attorney to transfer the attached Option and the Options represented thereby on the books of the Company, with full power of substitution in the premises.


Dated:                                           X
       --------------------                       --------------------------









NOTE: The above signature should correspond exactly with the name as written on the face of the attached Option.